UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 27, 2019
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ALTERYX, INC.
(Exact Name of the Registrant as Specified in Charter)
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Delaware	001-38034	90-0673106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3345 Michelson Drive, Suite 400, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)
(888) 836-4274
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act    ☐

Item 2.02. Results of Operations and Financial Condition.
On February 27, 2019, Alteryx, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the quarter and full year ended December 31, 2018. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated February 27, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERYX, INC.
Date:	February 27, 2019	By:	/s/ Christopher M. Lal
		Name:	Christopher M. Lal
		Title:	Senior Vice President and General Counsel and Corporate Secretary